                                                                   EXHIBIT 10.23


CONFIDENTIAL TREATMENT REQUESTED
UNDER C.F.R. SECTIONS
200.80(b)(4), 200.83 and 230.406

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

THE OMMITTED MATERIAL HAS
BEEN FILED SEPARATELY WITH
THE COMMISSION


THIS CONTRACT, entered into this 16th day of AUGUST 2002, by and between OHIO POWER COMPANY dba American Electric Power, hereafter called the Company and REPUBLIC ENGINEERED PRODUCTS, LLC., 3770 EMBASSY PARKWAY, AKRON, OH, 44333-8367, or his or its heirs, successors or assigns, hereafter called the Customer,

WITNESSETH:

      For and in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree with each other as follows:

      The Company agrees to furnish to the Customer, during the term of this Contract, and the Customer agrees to take from the Company, subject to Company's standard Terms and Conditions of Service as regularly filed with the PUBLIC UTILITIES COMMISSION OF OHIO, all the electric energy of the character specified herein that shall be purchased by the Customer in the premises located at 2633 8TH STREET, NE, AND 3425 GEORGETOWN ROAD, NE, CANTON, OH.

      The Company is to furnish and the Customer is to take electric energy under the terms of this Contract for an initial period of 0 month(s) from the time such service is commenced, and continuing thereafter until terminated upon 12 months' written notice given by either party of its intention to terminate the Contract. The date that service shall be deemed to have commenced under this Contract shall be AUGUST 16, 2002. IN NO EVENT SHALL THE TERM OF THIS CONTRACT EXTEND BEYOND December 31, 2005.

      The electric energy delivered hereunder shall be alternating current at approximately 138000 volts, 3-wire, 3-phase, and it shall be delivered AT DELIVERY POINT #1 AND DELIVERY POINT #2 (SEE SKETCH ON BACK), which shall constitute the point of delivery under this Contract. The said electric energy shall be delivered at reasonably close maintenance to constant potential and frequency, and it shall be measured by a meter or meters owned and installed by the Company and located IN COMPANY'S WAGENHALS SUBSTATION CONTROL HOUSE (SEE SKETCH ON BACK). METERING IS 138 KV, 3 WIRE, 3 PHASE AND 23 KV, 3 WIRE, 3 PHASE (SEE SKETCH ON BACK).

      The Customer acknowledges that the Customer may be eligible to receive service under more than one of the Company's schedules and that such options have been explained to the Customer. The Customer and Company agree that the Customer has chosen to receive service under the provisions of the Company's Schedules 324 - GEN SERV - LARGE - TRANSMISSION AND 339 - IRP - DISCRETIONARY - TRANSMISSION. The Customer agrees to pay the Company monthly for electric energy delivered hereunder at the rates and under the provisions of the Company's Schedules 324 - GEN SERV - LARGE - TRANSMISSION AND 339 - IRP - DISCRETIONARY - TRANSMISSION, as regularly filed with the PUBLIC UTILITIES COMMISSION OF OHIO, as long as those schedules are in effect. In the event that the schedules chosen by the Customer are replaced by new or revised schedules incorporating different rates or provisions, or both, the Company and Customer understand and agree that the Company will continue to provide service, and the Customer will continue to take service, under this Contract, subject to such changed provisions, and that the Customer will pay for such service at the new rates on and after the date such rates become effective.

      The Customer's contract capacity under the scheduless named herein is hereby fixed at [****]. If a time-of-day demand is available under the scheduless and is selected by the Customer, the reservation of capacity aforementioned shall be the peak period reservation of capacity and shall determine the scheduless' minimum monthly billing demand. THE AMOUNT OF CAPACITY REQUESTED DURING THE OFF-PEAK PERIOD IS [****] KW.

      If the Customer provides the Company with the written notice as specified in the Company's Schedules 324 - GEN - SERV - LARGE - TRANSMISSION AND 339 - IRP
- DISCRETIONARY - TRANSMISSION, in order to terminate this Contract for the purpose of exercising any legal right to choose a competitive supplier of generation service, then the Customer agrees to enter into a new contract to take distribution service from the Company, or any successor company thereto, prior to the date on which this Contract expires. The Company and Customer agree that such distribution service will be provided at the rates, and under the terms and conditions of service, contained in the open access distribution tariffs on file with the PUBLIC UTILITIES COMMISSION OF OHIO that correspond to the schedules for service selected by the Customer herein, as specified above. The Company and Customer further agree that Schedules 324 - GEN SERV - LARGE - TRANSMISSION AND 339 - IRP - DISCRETIONARY - TRANSMISSION, or any successors thereto, as regularly filed with the PUBLIC UTILITIES COMMISSION OF OHIO, are the open access distribution tariffs that correspond to Schedules 324 - GEN SERV
- LARGE - TRANSMISSION AND 339 - IRP - DISCRETIONARY - TRANSMISSION.

      There are no unwritten understandings or agreements relating to the service hereinabove provided. This Contract cancels and supersedes all previous agreements, relating to the purchase by Customer and sale by Company of electric energy at Customer's premises as referred to above, on the date that service under this Contract commences. This Contract shall be in full force and effect when signed by the authorized representatives of the parties hereto.

INCLUDING ADDENDA ATTACHED HERETO AND MADE PART HEREOF: ADDENDUM I - DESIGNATION OF CAPACITY RESERVATION; ADDENDUM II - REPLACEMENT ELECTRICITY SOURCES; ADDENDUM III - USE OF COMPANY OWNED FACILITIES.

OHIO POWER COMPANY                           REPUBLIC ENGINEERED PRODUCTS, LLC

By: /s/ David Mangon                         By: /s/ Michael A. Kovach
    -----------------------------                -------------------------------

David Mangon                                 Michael A. Kovach

Title: Manager                               Title: Commodity Manager

Date: 9/24/02                                Date: 9/9/02
Account Number: 077-751-300-0

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                   ADDENDUM I*
                       DESIGNATION OF CAPACITY RESERVATION

      *This Addendum supplements and amends the Electric Service Agreement dated August 16, 2002, by and between Ohio Power Company, d/b/a American Electric Power and Republic Engineered Products, LLC.

The Capacity Reservation contracted for by the Customer is [****] kW on-peak and [****] kW off-peak. The on-peak and off-peak demand designations are as follows:

      The first [****] kW of both the on-peak and off-peak capacity reservations are designated as firm service not subject to interruption in accordance with the GS-4 rate schedule.

      The next [****] kW of on-peak capacity reservation and [****] kW of off-peak reservation capacity are designated as intetrruptible and subject to interruption in accordance with the IRP-D rate schedule.

      On-peak demand exceeding [****] kW shall be billed in accordance with the GS-4 rate schedule.

Coincident metered demands from both points of metering will be combined for billing allocation as specified above, and for determining compliance with interruptions.

OHIO POWER COMPANY                            REPUBLIC ENGINEERED PRODUCTS, LLC
d/b/a AMERICAN ELECTRIC POWER

By: /s/ David A. Mangon                       By: /s/ Michael A. Kovach
    -----------------------------             ----------------------------------

David A. Mangon                               Michael A. Kovach
(print)                                       (print)

Title: Manager                                Title: Commodity Manager

Date: 9/24/02                                 Date: 9/24/02

                                  ADDENDUM II*
                         REPLACEMENT ELECTRICITY SOURCES

*This Addendum supplements and amends the Electric Service Contract dated August 16, 2002, by and between Ohio Power Company, d/b/a American Electric Power and Republic Engineered Products, LLC.

The Customer specifies the following replacement electricity sources in accordance with rate Schedule IRP-D:

1.    American Electric Power

2.    First Energy Solutions

3.    Allegheny Energy Supply

4.    ____________________________________

5.    ____________________________________

The Customer may change the specified sources no more than once during every 6-month period.

OHIO POWER COMPANY                       REPUBLIC ENGINEERED PRODUCTS, LLC
d/b/a AMERICAN ELECTRIC POWER

By: /s/ David A. Mangon                  By: /s/ Michael A. Kovach
    ------------------------                 -----------------------------------

David A. Mangon                          Michael A. Kovach
(print)                                  (print)

Title: Manager                           Title: Commodity Manager

Date: 9/24/02                            Date: 9/24/02

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                  ADDENDUM III*
                         USE OF COMPANY OWNED FACILITIES

      *This Addendum supplements and amends the Electric Service Agreement dated August 16, 2002, by and between Ohio Power Company and Republic Engineered Products, LLC.

1. The Company has agreed to provide, operate, and maintain certain 23 kV substation equipment and 23 kV service lines, dedicated to the use of and to permit the Customer to contract for and receive electric energy from the Company at 138 kV under the Service Contact and any subsequent agreement specifying 138 kV delivery. - -

2. The Company shall dedicate, provide, operate, and maintain for the Customer's use the 23 kV facilities in the Company's substation known as Wagenhals located to the west and south of the Customer's [****] kV substation on Georgetown Road, N.E., Canton. The 23 kV facilities include the customer's reservation capacity of [****] transformers, [****] 23 kV circuit breakers, steel structures, associated switches and appurtenances. The Company and the Customer agree the Company's metering equipment is not included.

3. The Company shall dedicate, provide, operate, and maintain for the Customer's use the 23 kV service lines (2) between the facilities in paragraph 2 and the Customer's 23 kV substation on Georgetown Road.

4. For the use of the facilities listed in paragraphs 2 and 3, the Customer agrees to pay a carrying charge to the Company monthly, in addition to and concurrently with the monthly charges for electric service provided under the Service Contract, in the amount of $ [****].

5. The Company and Customer recognize that the Customer's requirements during the term hereof for facilities of the types in paragraphs 2 and 3 may change. At the written request of the Customer and with mutual agreement of the Company and the Customer as to the facilities to be added and/or modified, the Company will provide, operate, and maintain such additional and/or modified facilities upon the payment by the Customer of the cost incurred by the Company or by adjusted carrying charge payment, as agreed to comply with the Customer's request.

6. The Company may, for its own convenience, modify any of the facilities included in paragraphs 2 and 3; but such modification, upon completion, shall not result in any loss of capacity, utility or reliability to the Customer and no adjustment shall be made in the monthly payment by the Customer.

7. Should the Company be required by Federal, State or local law or regulation to modify or relocate any of the facilities in paragraphs 2 and 3, the Company shall notify the Customer and the Customer shall, within 30 days of such notification, approve such modification or relocation and mutually agreeable monthly payment. Should the customer fail to give timely notice to the Company of such approval or election, the Company may make such modification or relocation without change in the monthly payment by the Customer.

8. Should Company be required by any governmental authority to pay increased taxes based upon the monthly revenues paid by the Customer to the Company pursuant to paragraph 4, the monthly payment shall be modified so as to enable the Company, after provision for such taxes, to realize the net monthly payment in effect prior to the increase.

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION


9. The Customer and the Company recognize that this Appendix III allows the Customer to contract for electric service under the " 138 kV or higher" rate in the Company's Schedule GS-4 as said tariff exists at the date hereof. In the event that Schedule GS-4 becomes substantially modified or eliminated with the result that this Appendix III is no longer useful for that purpose, the Customer shall have the right to terminate this Contract within 30 days following said substantial modification or elimination and in such event the Customer may contract with the Company for electric service under the Schedules and the Terms and Conditions of Service then applicable.

10. This Appendix III covering the Company's facilities located as described in paragraphs 2 and 3 shall not be assignable without the other party's written consent, except that either party may assign to any corporate affiliate or subsidiary without such consent, and which consent shall not be unreasonably withheld.

11. The measurement of energy shall be the 23 kV metering located in Company's Wagenhals substation as defined in paragraph 2. The rates set forth in the Contract are based upon delivery and measurement of energy at 138 kV, thus the 23 kV measurement will be compensated to the 138 kV delivery point as defined in the service contract. The measurements of kWH, kW and kVAR shall be multiplied by [****].

OHIO POWER COMPANY                       REPUBLIC ENGINEERED PRODUCTS, LLC.
d/b/a AMERICAN ELECTRIC POWER

By: /s/ David A. Mangon                  By: /s/ Michael A. Kovach
   ----------------------------              -----------------------------------

        David A. Mangon                  Michael A. Kovach
        (print)                          (print)

Title: Manager                           Title: Commodity Manager

Date: 9/24/02                            Date: 9/24/02

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION


                            UTILITY DEPOSIT AGREEMENT

This Agreement dated this 31st day of August, 2002, is by and between Republic Engineered Products, LLC, of 3770 Embassy Parkway, Akron, OH 44333-8367, and American Electric Power, dba, Ohio Power Company, of 301 Cleveland Avenue, S.W., Canton, Ohio 44701.

Whereas, Ohio Power Company has required Republic Engineered Products, LLC, to provide financial security for the payment of electric service furnished to Republic Engineered Products, LLC, at 2633 8th Street, N.E., and 3425 Georgetown Rd., N.E., Canton, Ohio 44704.

[****]

Now therefore in exchange of mutual promises, the parties hereby agree as follows:

1) Republic Engineered Products, LLC, will provide Ohio Power Company a [****] in the amount equal to a good faith estimate of Republic Engineered Products, LLC's [****] provided to Republic Engineered Products, LLC by Ohio Power Company as follows:

      a)    Account No. 077-751-300-0, 2633 8th Street, N.E., and 3425
            Georgetown Rd. N.E., Canton, OH - $ [****]

2) Commencing Monday, September 9, 2002, Republic Engineered Products, LLC, shall electronically pay to Ohio Power Company by 12:00 noon Eastern Standard Time on the Payment Date an amount representing a good faith estimate of Republic Engineered Products, LLC's, weekly service provided to Republic Engineered Products, LLC, by Ohio Power Company for the past weekly usage period from Monday through Sunday as follows:

      a) Account No. [****], 2633 8th Street, N.E., and 3425 Georgetown Rd. N.E., Canton, OH - $ [****]

This good faith estimated payment amount may be adjusted by Ohio Power Company to reflect extended changes in plant operations to include plant shutdowns or increases in plant production.

3) For purposes of this Agreement, Payment Date shall be the Monday of each week, unless Monday is not a regular business day in which case payment is due the next regular business day.

4) Ohio Power Company shall make meter readings each month (on its normal reading date) and shall submit to Republic Engineered Products, LLC, an invoice reflecting Republic

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION


      Engineered Products, LLC's, actual usage and the actual cost for service for service for the month. A reconciliation of accounts will be made against the payment due on the Payment Date of the first full week of the following month at which time Republic Engineered Products, LLC, shall pay any additional sums for actual usage in the preceding month in excess of the aggregate estimated payments or shall receive a credit against the estimated payment due on that Payment Date equal to the difference between the estimated payments for the prior month and the amount of actual usage.

5) If Republic Engineered Products, LLC, fails to make any payment pursuant to paragraph 1 hereof and does not cure that failure by the close of business on the regular business day following the Payment Date, (the "Cure Date") Republic Engineered Products, LLC, shall immediately cure the default and provide to Ohio Power Company a cash deposit representing an estimate of the monthly average of the annual electrical consumption by Republic Engineered Products, LLC, plus [****] percent. Republic Engineered Products, LLC, represents that it will not use this provision to extend the Payment Date.

6) If Republic Engineered Products, LLC, fails to cure payment default and provide deposit as stipulated in paragraph 4 hereof, Ohio Power Company will terminate service following a 24 hour notice.

7) In the event Republic Engineered Products, LLC, files a petition for relief under the Bankruptcy Code or an involuntary petition for relief under the Bankruptcy Code is filed against the Republic Engineered Products, LLC, within seven (7) months of its execution of this Agreement, Republic Engineered Products, LLC, acknowledges and agrees that:

      a) Republic Engineered Products, LLC, will provide Ohio Power Company, within twenty (20) days of the petition date, a post-petition security deposit in the amount equal to an estimate of the monthly average of the annual electrical consumption by Republic Engineered Products, LLC, plus [****] percent, which is an amount Ohio Power Company is authorized to obtain under the Contract (the "Deposit"). The Deposit shall serve as adequate assurance of payment pursuant to
            Section 366(b) of the Bankruptcy Code.

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION


      b) Republic Engineered Products, LLC, will not file a pleading with the applicable bankruptcy court that seeks to limit or avoid its obligations under the Contract or Sections IV.C.1 and 2. of this Agreement.

8) All payments made hereunder shall be by [****] to include the electric service account number and dollar amount to:

                                     [****]

9) Ohio Power Company agrees to review the financials of Republic Engineered Products, LLC on periodic six month intervals from the signing date of this agreement to determine if this agreement may be modified or terminated.

In witness hereof the parties have signed with intent to be bound to the terms of this Agreement.

WITNESS: /s/ Michael A. Kovach               /s/ James T. Kuntz
         --------------------------------    -----------------------------------
                                             For
                                             Republic Engineered Products its

                                             Vice President
                                             -----------------------------------
                                             Title

                                             Date: 8/30/02

WITNESS: /s/ W.L. Oles                       /s/ David Mangon
         --------------------------------    -----------------------------------
                                             For
                                             Ohio Power Company its

                                             Manager
                                             -----------------------------------
                                             Title

                                             Date: 8-30-02